UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2004

LivePerson, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Seventh Avenue, 21st Floor, New York, New York	10018

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 609-4200

(Former name or former address, if changed since last report)

ITEM 5. Other Events and Regulation FD Disclosure.

In the press release issued by LivePerson, Inc. on January 29, 2004, announcing its results of operations and financial condition for the quarter and year ended December 31, 2003 and included herewith as Exhibit 99.1, reference is made to LivePerson’s acquisition of certain assets of Island Data Corporation in a cash and stock transaction. The purchase price of the transaction is expected to be approximately $3.0 million, of which $0.3 million will be paid in cash. The contribution to revenue from this transaction for the full year 2004 is expected to be approximately $1.0 million. The contribution to income from operations from this transaction for the full year 2004 is expected to be approximately $(0.5) million, which includes approximately $1.0 million of amortization of intangible assets for the full year 2004.

Forward-Looking Statements

Statements in this report regarding LivePerson, Inc. that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for LivePerson’s internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which LivePerson bases its expectations may change prior to the end of the quarter. Although these expectations may change, LivePerson is under no obligation to inform you if they do. LivePerson’s policy is generally to provide its expectations only once per quarter, and not to update that information until the next quarter. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause LivePerson’s actual results to differ materially from those described in a forward-looking statement: the limited history of providing the LivePerson services; LivePerson’s limited historical annual revenue and history of losses; the possible unavailability of financing as and if needed; an unproven business model; LivePerson’s dependence on the success of the LivePerson chat service; continued use by LivePerson’s clients of the LivePerson services; potential fluctuations in LivePerson’s quarterly and annual results; risks related to adverse business conditions experienced by LivePerson’s clients; LivePerson’s dependence on key employees; risks related to LivePerson’s international operation, particularly its operations in Tel Aviv, Israel, and the current civil and political unrest in that region; competition for qualified personnel; competition in the real-time sales and customer service technology market; building awareness of the LivePerson brand name; technology systems beyond LivePerson’s control and technology-related defects that could disrupt the LivePerson services; LivePerson’s dependence on the growth of the Internet as a medium for commerce and the viability of the infrastructure of the Internet; and responding to rapid technological change. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by LivePerson with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits. The following documents are included as exhibits to this report:

99.1 Press release issued January 29, 2004.

ITEM 12. Results of Operations and Financial Condition.

A copy of the press release issued by LivePerson, Inc. on January 29, 2004, announcing its results of operations and financial condition for the quarter and year ended December 31, 2003, is included herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVEPERSON, INC.

(Registrant)

January 29, 2004	/s/ TIMOTHY E. BIXBY

Date	Timothy E. Bixby
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1	Press release issued January 29, 2004.